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                                                                 EXHIBIT 10.13.1

                               FIRST AMENDMENT TO
                          THE CONNECTICUT WATER COMPANY
                           EMPLOYEES' RETIREMENT PLAN
  (as amended and restated as of January 1, 1997, except as otherwise provided therein)

         1. Section 2.5 of the Plan is hereby amended, effective as of December 31, 2000, by adding a phrase at the end thereof, to read as follows:

                  "provided that, with respect to the Crystal Plan, Anniversary Date shall mean January 1 of each year commencing on and after January 1, 1964."

         2. Article II of the Plan is hereby amended, effective as of December 31, 2000, by adding the following definition to follow current Section
2.15 and by renumbering the remaining sections thereof accordingly:

                  "Crystal Plan shall mean the Crystal Water Company of Danielson Defined Benefit Pension Plan."

         3. Article II of the Plan is hereby amended, effective as of December 31, 2000, by adding the following definition to follow current Section
2.21 and by renumbering the remaining sections thereof accordingly:

                  "Former Crystal Water Participant shall mean any Employee (as defined in Appendix C hereof) who, as of the day before the Merger Date, was an active participant in the Crystal Plan."

         4. Article II of the Plan is hereby amended, effective as of December 31, 2000, by adding the following definition to follow current Section
2.22 and by renumbering the remaining sections thereof accordingly:

                  "Merger Date shall mean December 31, 2000."

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         5.       The Plan is hereby amended, effective as of December 31, 2000, by adding Appendix C at the end thereof, to read as follows:

                                   "APPENDIX C

             BENEFITS FOR FORMER EMPLOYEES OF CRYSTAL WATER COMPANY

                                    ARTICLE I

                                     PURPOSE

         Effective as of the Merger Date, expect as otherwise provided herein, any Former Crystal Water Participant's benefits under this Plan, on and after January 1, 1964, shall be determined in accordance with the provisions of this Appendix C. In no event shall the Accrued Benefit of a Former Crystal Water Participant be less than his or her Accrued Benefit as of December 31, 2000.

                                   ARTICLE II

                                   DEFINITIONS

         Capitalized terms used in this Appendix C shall have the meanings set forth in Article II of the Plan unless a contrary meaning is set forth below. The definitions set forth below shall apply solely to this Appendix C.

         "Accrued Benefit" means the benefit to which a Participant would be entitled at his or her Normal Retirement Date under Paragraph 4.1 hereof, based on the Participant's Compensation and Credited Service as of the Annuity Starting Date.

         "Actuarial Equivalent" means the same present value as the normal form of benefit computed in accordance with Paragraph 4.1 when calculated using the actuarial assumptions set forth below:

                  (a)      For purposes other than lump sum distributions:

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         Mortality Table:           For Participants, Disabled Participants,
                                    Retired Participants and Terminated
                                    Participants:

                                    1984 Unisex Pension Mortality Table with ages set back two years

                                    For Beneficiaries:

                                    1984 Unisex Pension Mortality Table with ages set back five years

         Interest Factor:           7%

                  (b) For lump sum settlements: Effective January 1, 1998, the interest and mortality factors for a lump sum distribution shall be the GATT Factors.

                  (c) An Actuarial Equivalent benefit (other than a benefit which is paid in the form of a non-decreasing annuity for a period of not less than the life of the Participant or, in the case of a preretirement survivor annuity, the life of the Participant's surviving spouse) shall not be less than the benefit determined using the GATT factors.

                  (d) For the purposes hereof, "GATT Factors" means, when determining the present value of a benefit, the mortality table as prescribed by the Commissioner of the Internal Revenue Service pursuant to Treasury Regulations Section 1.417(e)-1(d)(2) and the annual interest on 30-year Treasury securities as specified by the Commissioner of the Internal Revenue Service pursuant to Treasury Regulations Section 1.417(e)-1(d)(3) for the month of December preceding the Plan Year in which the benefit is to be distributed.

         "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity, or, in the case of a benefit not payable as an annuity, the date on which all events have occurred that entitle the recipient to receive such benefit.

         "Average Compensation" means the average of a Participant's Compensation during the five (5) consecutive calendar years that produce the highest average. If the Participant has been employed for fewer than five (5) calendar years, the available years shall be averaged. For

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purposes of determining consecutive calendar years, a year in which a
Participant performed no services shall not be taken into account.

         "Beneficiary" means any individual, trust, estate or other recipient entitled to receive death benefits hereunder, on either a primary or a contingent basis.

         "Break in Service" means the failure of an Employee to complete more than 500 Hours of Service during a Plan Year. A Break in Service shall be deemed to occur as of the first day of the applicable Plan Year.

         "Company" means The Crystal Water Company of Danielson, any affiliated company which participated in the Crystal Plan on the day prior to the Merger Date and any successor thereto.

         "Compensation" means wages, as defined in Section 3401(a) of the Code, and other compensation received by a Participant during a Plan Year which are reported in Box 1 on IRS Form W-2 (Wage and Tax Statement) for such Plan Year. Compensation shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages on the basis of the nature or location of the employment or the services performed. Compensation also includes the following amounts with respect to a Participant during a Plan Year:

                  (a) amounts contributed at the election of the Participant to an employee benefit plan under an arrangement described in
Section 125 or 401(k) of the Code, to a simplified employee pension under an arrangement described in Code Section 408(k)(6) or to an annuity contract described in Code Section 403(b);

                  (b) amounts deferred under an eligible deferred compensation plan within the meaning of Code Section 457(b); and

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                  (c)      employee contributions treated as employer
contributions under Code Section 414(h)(2).

         "Credited Service" means each Plan Year during which an individual is an Employee and is credited with at least 1,000 Hours of Service. In the case of a Participant who incurs a Break in Service, Credited Service shall include Plan Years prior to the Break in Service only if (i) the Participant had a vested benefit prior to the Break in Service, or (ii) the number of consecutive Breaks in Service is less than six (6) or does not exceed the Participant's aggregate Vesting Years prior to such Breaks in Service. Credited Service shall include service prior to the effective date of ERISA with respect to the Crystal Plan determined in accordance with the provisions of the Crystal Plan as then in effect.

         "Disabled" means that a Participant or Terminated Participant, while in Employment Status, has become permanently and totally incapable of engaging in any occupation or employment for physical or mental reasons, as certified by a licensed physician. Such a Participant shall be deemed to be Disabled only if an application for benefits is filed with the Administrator by or on behalf of such individual within one year after separation from service due to becoming Disabled, pursuant to Section 11.16 of the Plan.

         "Eligibility Date" means January 1st of each Plan Year.

         "Employee" means, prior to the Merger Date, an individual performing services for the Company as a common law employee (and, on and after the Merger Date, an individual performing services for the Company as a common law employee who is a Former Crystal Water Participant) who is credited with at least 1,000 Hours of Service in the twelve-(12) month period commencing on the individual's Employment Commencement Date or Reemployment Commencement Date. A common law employee of the Company who fails to complete 1,000 Hours of Service during such period shall become an Employee for the first Plan Year during which such individual is credited with at least 1,000 Hours of Service. An individual's status as an Employee shall commence on the first day of the applicable twelve-(12) month period. An individual shall thereafter be an Employee for each Plan Year for which more than 500 Hours of Service are credited.

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         "Employment Status" means the status of an individual who is employed by the Company on a current basis or whose employment with the Company has been interrupted on a temporary or seasonal basis.

         "Participant" for purposes of this Appendix C shall mean a Former Crystal Water Participant who is eligible to accrue benefits under this Appendix C.

         "Reemployment Commencement Date" means the first date following a Break in Service on which an individual performs an Hour of Service.

         "Retired Participant" means a Participant who separates from service with the Company on or after his or her Normal Retirement Date or an early retirement date specified in Paragraph 4.2.

         "Terminated Participant" means a Participant whose status as an Employee is terminated for reasons other than death, disability or retirement.

         "Vesting Year" means a Plan Year in which an Employee has completed 1,000 Hours of Service.

                                   ARTICLE III

                        EMPLOYEES ENTITLED TO PARTICIPATE

         3.1 Every Former Crystal Water Participant who was eligible to participate in the Crystal Plan as of the day before the Merger Date shall continue to receive benefits under this Appendix C. The following Employees are not eligible to participate in the Crystal Plan: (a) any individual included in a unit of employees covered by a collective bargaining agreement with the Company with respect to which agreement retirement benefits were the subject of good faith negotiations and (b) Leased Employees.

         3.2 The eligibility of a Participant who incurs a Break in Service and subsequently becomes an Employee shall be determined as follows:

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                  (a)      A Participant who had a vested benefit before
incurring the Break in Service shall again become a Participant on the date as of which such individual again becomes an Employee.

                  (b) Except as otherwise provided in 3.2(c), a Participant who did not have a vested benefit before incurring the Break in Service shall again become a Participant on the date as of which such individual again becomes an Employee, provided that the number of consecutive Breaks in Service either
(i) is less than six (6) or (ii) does not exceed the aggregate number of years as an Employee prior to the Breaks in Service.

                  (c) A former Participant who did not have a vested benefit before incurring the Break in Service and whose consecutive Breaks in Service (i) equal or exceed six (6) and (ii) exceed the aggregate number of years as an Employee prior to the Breaks in Service shall again become a Participant on the first Eligibility Date on which such individual shall have been employed by the Company as an Employee for at least six (6) months and shall have attained age 20 1/2, but without regard to any years as an Employee occurring prior to the Breaks in Service. For purposes of this Paragraph 3.2(c), the period of Employment Status from an individual's Employment or Reemployment Commencement Date to the Eligibility Date shall be used to determine months of employment as an Employee.

                                   ARTICLE IV

                       RETIREMENT AND DISABILITY BENEFITS

         4.1 Effective January 1, 1998, upon attaining his or her Normal Retirement Date, a Participant shall become entitled to an annual retirement benefit payable in equal monthly installments for life equal to the sum of: (a) 2% of the Participant's Average Compensation multiplied by the Participant's years of Credited Service prior to 1993; plus (b) 2.25% of the Participant's Average Compensation multiplied by the Participant's years of Credited Service after 1992, provided that not more than thirty-five (35) years of Credited Service shall be recognized under this Paragraph 4.1 and further provided that, if a Participant's years of Credited

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Service exceed thirty-five (35), years of Credited Service shall be allocated first to subparagraph (b). Anything herein to the contrary notwithstanding, the Accrued Benefit of a Participant under this Paragraph 4.1 shall not be less than the Participant's Accrued Benefit as of December 31, 2000.

         4.2 Effective January 1, 1998, a Participant who retires prior to his or her Normal Retirement Date shall be eligible to elect to receive benefit payments under subparagraph (a) or (b) below, provided he or she meets the applicable requirements.

                  (a) A Participant who retires within three (3) years prior to his or her Normal Retirement Date after completing at least seven (7) years of Credited Service may elect to receive benefit payments equal to such Participant's Accrued Benefit reduced by three percent (3%) for each year by which the Annuity Starting Date precedes Normal Retirement Date.

                  (b)      A Participant who retires after attaining age sixty
(60) and completing at least twenty-five (25) years of Credited Service may elect to receive benefit payments equal to such Participant's Accrued Benefit without any reduction as a result of payments being made prior to Normal Retirement Date.

         4.3 (a) Subject to Section 14.9 of the Plan regarding minimum distributions, if a Participant continues in the service of the Company after attaining Normal Retirement Date, payment of retirement benefits shall not commence until such Participant becomes a Retired Participant.

                  (b)(i) In the case of a Participant who continues in the service of the Company after attaining Normal Retirement Date, the Participant's Accrued Benefit for each Plan Year shall be equal to the greater of (A) the retirement benefit determined under Paragraph 4.1, calculated on the basis of the Participant's Average Compensation and Credited Service as of the most recent determination date for calculating benefits, or (B) the Actuarial Equivalent value, reflecting the deferred payment, of the benefit calculated under this 4.3(b)(i) as of the later of the Participant's Normal Retirement Date or the end of the prior Plan Year.

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                  (ii)     The portion of the benefit determined under 4.3(b)(i)
that is attributable to Average Compensation and Credited Service earned after Normal Retirement Date shall be reduced, but not below zero, by the Actuarial Equivalent value of any distributions made to the Participant while employed by the Company after his Normal Retirement Date. The amount of such reduction shall be determined without regard to any portion of such distributions in excess of the amount payable under the form of benefit described in Paragraph 4.1. No reduction under this subparagraph (b)(ii) shall have the effect of reducing a Participant's annual benefit for any Plan Year below the benefit determined under this Paragraph 4.3 as of the end of the preceding Plan Year.

                  (c) The determination date for a Retired Participant under this Paragraph 4.3 shall be the date of separation of such Retired Participant from service with the Company, and the determination date for a Participant under this Paragraph 4.3 who continues in the service of the Company shall be the last day of the prior Plan Year.

         4.4 If a Participant becomes Disabled prior to his or her Normal Retirement Date, such individual's retirement shall be deemed to commence as of the date of certification by a licensed physician that such Participant has become Disabled. Such Disabled Participant shall thereupon become a Retired Participant. The benefit payable to a Disabled Participant shall be an amount equal to the Actuarial Equivalent value of his or her Accrued Benefit.

         4.5 A Participant who (a) incurs a Break in Service and again becomes a Participant on any date other than the first day of a Plan Year, or
(b) becomes a Retired Participant during a Plan Year before completing 1,000 Hours of Service during such Plan Year, shall receive Credited Service for each full month of employment during such Plan Year provided the individual averages at least eighty-three (83) Hours of Service per month during such Plan Year.

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                                    ARTICLE V

                               PAYMENT OF BENEFITS

         5.1 Subject to the cashout provisions of Section 10.5 of the Plan, unless an election under Section 10.2 of the Plan is in effect, the benefit of a married Participant shall be paid in the form of an Actuarial Equivalent joint and survivor annuity with monthly payments during the Participant's lifetime, with 100% or, at the election of the Participant, 50% or 75%, of the Participant's monthly benefit continuing to the surviving spouse after the Participant's death. The benefit of an unmarried Participant shall be paid in the form of a monthly annuity for life unless the Participant elects otherwise pursuant to Section 10.2 of the Plan.

         5.2 Subject to Section 10.5 of the Plan, a Participant whose benefit is otherwise payable pursuant to Paragraph 5.1 may elect in writing in accordance with the provisions of Section 10.2 of the Plan to receive his benefits in one of the following forms:

                  (a) monthly payments for the life of the Participant with, in the event of the Participant's death after the commencement of benefit payments but before 120 payments have been made, payments for the remainder of such 120-month period (or, at the election of the Participant, the commuted lump sum value thereof) distributed to the Beneficiary;

                  (b) monthly payments for the life of the Participant with, in the event of the Participant's death after the commencement of benefits, payments continuing for the life of the Beneficiary;

                  (c)      monthly payments for the life of the Participant; or

                  (d)      effective January 1, 1998, a lump sum payment.

                                   ARTICLE VI

                                 DEATH BENEFITS

         6.1      Subject to Section 10.5 of the Plan, unless an election under
Section 9.3 of the Plan is in effect, the surviving spouse of a vested Participant who was married throughout the

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one-year period ending on the Participant's date of death and who dies before the Annuity Starting Date shall receive a death benefit in the form of a preretirement survivor annuity, which is a monthly pension benefit for the life of the surviving spouse equal to:

                  (a) In the case of a Participant or Terminated Participant in Employment Status or a Retired or Disabled Participant who dies before the Annuity Starting Date, the Actuarial Equivalent of such Participant's Accrued Benefit calculated as if such Participant had retired on the day before death.

                  (b) In the case of a vested Participant or Terminated Participant who is not in Employment Status and dies before the Annuity Starting Date, the Actuarial Equivalent of such Participant's vested Accrued Benefit calculated as of the Participant's date of death..

                  (c) In all other cases, the death benefit payable, if any, shall be determined under Paragraph 6.2.

         6.2 The Beneficiary of a Participant who dies before the Annuity Starting Date shall be entitled to receive, if an election under Section 9.3 of the Plan is in effect, an amount equal to the Actuarial Equivalent value of the Participant's vested Accrued Benefit, payable in equal annual installments over a period no longer than five (5) years or, at the election of the Beneficiary, in a single lump sum. If a Beneficiary has not been designated by a Participant, the Beneficiary shall be the surviving spouse of the Participant or, if there is no surviving spouse, the Participant's estate.

                                   ARTICLE VII

                TERMINATION OF PARTICIPATION. LOSS OF EMPLOYMENT

                               STATUS AND VESTING

         7.1 The eligibi1ity of a Participant or Terminated Participant to receive a distribution of benefits upon separation from service with the Company before Normal Retirement Date shall be determined under this Article.

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         7.2      (a) Subject to subparagraph (b), the vested portion of a
Participant's or a Terminated Participant's Accrued Benefit shall be determined as follows:

Vesting Years                       Vested Percentage
-------------                       -----------------
 Less than 5                                 0%

 At least 5                                100%

                  (b) The Accrued Benefit of a Participant or Terminated Participant who is in Emp1oyment Status upon attaining Normal Retirement Date shall be 100% vested. A Disabled Participant shall be 100% vested in his or her Accrued Benefit.

         7.3 (a) Except as otherwise provided in subparagraph (b), if a Terminated Participant had not achieved any percentage of vesting under Paragraph 7.2 before incurring a Break in Service, and if the number of consecutive Breaks in Service either (A) is less than six (6) or (B) does not exceed the aggregate number of Vesting Years before such Breaks in Service, all of his or her Vesting Years shall be aggregated for purposes of this Article VII.

                  (b) If a Terminated Participant had no vested benefit under Paragraph 7.2 before incurring a Break in Service, and if the number of consecutive Breaks in Service both (A) equals or exceeds six (6) and (B) exceeds the aggregate number of Vesting Years before such Breaks in Service, all Vesting Years before such Breaks in Service shall be disregarded for purposes of this
Article VII.

         7.4 A Terminated Participant who has at least seven (7) Years of Credited Service on the date of termination of employment may elect to receive the Actuarial Equivalent value of his vested Accrued Benefit at any time within three (3) years prior to the date that would have been his Normal Retirement Date had he remained employed. A Terminated Participant who has at least twenty-five (25) Years of Credited Service as of his date of termination of employment may elect to receive the Actuarial Equivalent value of his vested Accrued Benefit at any time after attaining age sixty (60)."

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